Fees Summary	Apr. 29, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 750.77
Total Fee Amount	750.77
Total Transaction Valuation	5,436,426.50
Total Offset Amount	0.00
Net Fee	$ 0.00